UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 24, 2020

INFINITE GROUP, INC.

(Exact name of Registrant as specified in its charter)

Delaware	0-21816	52-1490422
(State or other jurisdictionof incorporation)	(Commission File Number)	(I.R.S. EmployerIdentification No.)

175 Sully’s Trail, Suite 202
 Pittsford, New York 14534

 (Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code: (585) 385-0610

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01. Entry into a Material Definitive Agreement

On August 31, 2020, Infinite Group, Inc. (“IGI” or the “Company”) finalized a Consolidation and Modification Agreement (“CAMA”) with Dr. Allan Robbins (“Lender”). The CAMA was approved by the Board of Directors (the “Board”). The information required by this item is stated in Item 2.03, Item 3.02 and Item 8.01, which are incorporated herein by reference.

Section 2 – Financial Information

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an
                  Off-Balance Sheet Arrangement of Registrant

As of August 24, 2020, in connection with the CAMA, the Company entered into a Promissory Note agreement dated August 24, 2020 (the “Note”) with the Lender. The Note represents the negotiated amount owed due to the Lender after a payment in the amount of $550,000 was made to settle previous notes (“Previous Notes”) held by the Lender. The principal amount of the new Note is $166,473. The Note will mature in 48 months from the date of the Note. The interest rate on the Note is fixed at 6.00% and the interest only payments are due bi-annually. In consideration of the mutual covenants set forth in the CAMA, IGI issued the Lender an option to purchase 500,000 shares of its common stock at an exercise price of $.05, all of which were vested immediately.

The foregoing summary of the CAMA and the Note are qualified in their entirety by reference to the CAMA and the Note which are attached as Exhibit 10.1 and 10.2 respectively hereto.

Section 3 – Securities and Trading Markets

Item 3.02. Unregistered Sales of Equity Securities

On August 24, 2020, in connection with the CAMA, the Company issued the Lender an option to purchase a total of 500,000 common shares of the Company’s common stock at an exercise price of $.05 per share. The option vested immediately and shall expire on August 24, 2024.

The foregoing summary of the Stock Option Agreement is qualified in its entirety by reference to the Stock Option Agreement which is attached as Exhibit 10.3 hereto.

Section 8 – Other Events

Item 8.01. Other Events

On August 31, 2020, in connection with the CAMA, the Company made a payment of $550,000 to the Lender to settle Previous Notes with the Lender. These Previous Notes included conversion rights into common stock of IGI in the amount of 11,677,594 shares. All rights under the Previous Notes have been fully released as of the date of the CAMA.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

10.1	Consolidation and Modification Agreement between the Company and Dr. Allan Robbins dated August 24, 2020
10.2	Promissory Note Agreement between the Company and Dr. Allan Robbins dated August 24, 2020
10.3	Stock Option Agreement between the Company and Dr. Allan Robbins dated August 24, 2020

* * * * * *

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 3, 2020		INFINITE GROUP, INC.
	By:	/s/ James Villa James Villa President and Chief Executive Officer